Exhibit 10.2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Monday, 08 September 2014

Emi Zychlinsky, Ph.D

diaDexus, Inc., a Delaware corporation

349 Oyster Point Boulevard,

South San Francisco,

CA 94080-1913

Dear Emi,

Re: Laboratory Services Agreement - Study Number: [ * ] – Amendment No. 2

GlaxoSmithKline LLC (“GSK”) authorised a contract (the “Services Agreement”) with an effective date of 24th April 2014 with diaDexus, Inc (“Contractor”) for the above referenced study.

After the GSK study team’s evaluation of [ * ] results from STAGE 1 and the results of Study [ * ], GSK has requested that STAGE 2 testing of samples proceed.  In addition to the original STAGE 2 Services, GSK requests that additional patient sample testing work be performed as follows:

Request:

(a)	Under STAGE 2, GSK has requested that a revised total number of samples of [ * ] be tested as described below;
•	Stage 2(a) approximately [ * ]
•	Stage 2(b) approximately [ * ]
•	Stage 2(c) approximately [ * ]
•	Stage 2(d) approximately [ * ]
•	When patient samples are received by Contractor, samples will be tested running [ * ]
•	The [ * ] will be tested at the contract rate of $[ * ]
(b)

DDX had originally planned to test the [ * ] and [ * ] samples without the need to aliquot patient samples. GSK have requested that samples be shipped to DDX in the parent vial to be aliquoted at DDX for testing on the same day.

In order to accommodate these additional manual steps, DDX had to [ * ] which were not originally budgeted for this project.

•	GSK shall reimburse Contractor for [ * ] at $[ * ] for the duration of the STAGE 2 testing as follows:
•	$[ * ]
•	$[ * ]

[ * ]

The total amount under Amendment No. 2 to be paid by GSK is $2,626,440 to be paid as follows:

•	First half ($1,313,220) no later than [ * ] and
•	Second half ($1,313,220) at the completion of STAGE 2.

Revised Total Budget

Original Task Order	$3,149,520.00
Addition Per Amendment #1	$119,490.00
Addition Per Amendment #2	$1,467,390 (Amended Stage 2 [ * ]) $85,350 (Amended [ * ] for Stage 2)
Total	$4,821,750

Supplier shall not exceed the total amount of $4,821,750 without prior written permission from GSK.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This change necessitates revision to Schedules A and B of the Laboratory Services Agreement as amended hereunder. Schedule B of the Agreement shall be deleted in its entirety and replaced with the attached Schedule B.

The amendment to the Scope of Services is to be performed under the same terms and conditions as specified in the original Laboratory Services Agreement.

Accepted for and on behalf of		Accepted for and on behalf of
GlaxoSmithKline LLC		diaDexus Inc.

Signature:	/s/ Meghan S. Hogan	Signature:	/s/ Alexander L. Johnson
Name:	Meghan S. Hogan	Name:	Alexander L. Johnson
Title:	Contract Manager Clinical Global Outsourcing Management	Title:	President

Date:	8 – September - 2014	Date:	10 September 2014

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

PAYMENT/INVOICING SCHEDULE

Milestone	Payments $	Approx Projected date	For Admin use only
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor from the [ * ] study – Stage 1 a	[ * ] Services fee of [ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor from the [ * ] study – Stage 1 a	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor from the [ * ] study – Stage 1 b	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor from the [ * ] – Stage 1 b.	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] provided in Stage 1 c and Stage 1 d of the Services	[ * ] Services fee of $[ * ]	[ * ]
ESTIMATED SUB TOTAL	$2,075,820 ([ * ]) $119,490 ([ * ])	[ * ]
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor in Stage 2 of the Services *	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor in Stage 2 of the Services *	[ * ] Services fee of $[ * ]	[ * ]
Balance: Final payment (total earned less hold back) will be made upon completion of the study and submission of final reports described in Exhibit A.	Hold back of $[ * ]	[ * ]
Amendment 2: [ * ]	$1,270,545 ([ * ]) $42,675 ([ * ])	[ * ]
Amendment 2: [ * ]	$1,270,545 ([ * ]) $42,675 ([ * ])	[ * ]
ESTIMATED GRAND TOTAL**	$4,821,750

* Stage 2 may not occur, dependent on results from Stage 1 analysis, the estimated [ * ]

** The Service fee payments are based on [ * ].  The payments may be less (or more) depending upon the [ * ].  The invoices for Services fees payments, according to the above table, will be issued as data results are reported, notwithstanding that samples are not received as scheduled. From the final invoice, a hold back of $[ * ] will be retained by GSK.  Upon return of the patient sample by diaDexus to GSK, the hold back amount shall be paid.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Invoicing Instructions

e-Invoicing/Ariba Network (AN) Instructions

The following shall be clearly noted on all invoices submitted for processing:

1. “INVOICE” stated at the top
2. Supplier Invoice Number and Date
3. GSK Information — Study Manager: [ * ] — Project / Study Number: [ * ] — Cost Center : [ * ] — Object/Subsidiary: [ * ]
4. For electronic payment*: Bank Account Name/Address and Routing details

5.    Tax ID number or SS# ** < Mandatory >

6.    CID Number: <If Applicable for payment associated with Healthcare Professional(s)>

7.    P.O. Number: < Mandatory: To be provided by GSK or Enter GSK Study Contact Name >

8. Detailed description of Services or Contract Milestone***: < Mandatory >
9. Amount of invoice: < Mandatory >

Ariba is the tool for submitting invoices for
goods/services
PAID from US cost centers

Ariba’s GSK Vendor Website
(note: you will need to provide your name,
company,
and email address to access this site)
https://knowledge.ariba.com/GSK

Ariba’s GSK Vendor Website
http://supplier.ariba.com

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.